                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                        TO THE HOLDERS OF:
BANK OF                      Corporate Band-Backed Certificates
  NEW                        Series 1997-CHR-1
  YORK                       Class A-1 Certificates
                                   CUSIP NUMBER: 219-87H-AG0

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement
for the period ending :                                      February 2, 2004

INTEREST ACCOUNT
Balance as of August 1, 2003                                                                                              $0.00
      Schedule Income received on securities..............................................                        $1,862,500.00
      Unscheduled Income received on securities...........................................                                $0.00
      Schedule Interest received from Swap Counterparty...................................                                $0.00
      Unscheduled Interest received from Swap Counterparty................................                                $0.00
      Interest Received on sale of Securties..............................................                                $0.00
LESS:
      Distribution to Class A-1 Holders...................................................   $1,148,222.00
      Distribution to Swap Counterparty...................................................           $0.00
      Trustee Fees........................................................................       $2,250.00
      Fees allocated for third party expenses.............................................           $0.00
Balance as of February 2, 2004                                                                     Subtotal          $712,028.00


PRINCIPAL ACCOUNT
Balance as of August 1, 2003                                                                                              $0.00
      Scheduled Principal payment received on securities..................................                                $0.00
      Principal received on sale of securities............................................                                $0.00
LESS:
      Distribution to Class A-1 Holders...................................................     $712,028.00
      Distribution to Swap Counterparty...................................................           $0.00
Balance as of February 2, 2004                                                                    Subtotal          $712,028.00
                                                                                                   Balance                $0.00

               UNDERLYING SECURITIES HELD AS OF: February 2, 2004
                          $50,000,000 7.45% Debentures
                                    Issued by
                                  CHRYSLER CORP
                              CUSIP# : 171-196-AS7